UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 13, 2006
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                            THE SERVICEMASTER COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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    DELAWARE                             1-14762                     36-3858106
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(State or Other Jurisdiction    (Commission File Number)       (I.R.S. Employer
    of Incorporation)                                     Identification Number)



            3250 LACEY ROAD, SUITE 600, DOWNERS GROVE, ILLINOIS 60515
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 663-2000



                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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     Soliciting  material  pursuant to Rule 14a - 12 under the  Exchange Act (17
     CFR 240.14a - 12)
----

     Pre-commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d(b))
----

     Pre-commencement communications pursuant to Rule 13e - 4(c) under the Exchange Act (17 CFR 240.13e - 4(c))
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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 13, 2006, The ServiceMaster Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    99.1 Press Release issued by The ServiceMaster Company on February 13,2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 13, 2006       THE SERVICEMASTER COMPANY

                               By: /S/  JIM L. KAPUT
                                   ------------------
                                    Jim L. Kaput

                                    Senior Vice President and General Counsel






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                                  EXHIBIT INDEX
Exhibit
NUMBER         DESCRIPTION OF EXHIBIT

99.1           Press Release issued by The ServiceMaster Company on February 13,
               2006.


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